Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2021 Financial Results

Subscription Services recurring revenue growing 29% year-over-year
Acquired Portworx in Q3; creating most complete Kubernetes data services platform
Record sales quarter for FlashBlade and FlashArray//C

MOUNTAIN VIEW, Calif., November 24, 2020 – Pure Storage (NYSE: PSTG), the IT pioneer that delivers storage as-a-service in a multi-cloud world, today announced financial results for its third quarter ended November 1, 2020.

“Our strategy and vision to deliver hybrid and multi-cloud data services is exciting the industry, our customers and developers alike," said Charles Giancarlo, Chairman and CEO of Pure Storage. “Pure made bold moves in the quarter to deliver on our strategy with the acquisition of Portworx and the addition of Dominick Delfino to lead our sales organization.”

Third Quarter Financial Highlights

•Revenue $410.6 million, down 4% year-over-year
•Subscription services revenue $136.1 million, up 29% year-over-year
•GAAP gross margin 67.3%; non-GAAP gross margin 69.1%
•GAAP operating loss $(65.2) million; non-GAAP operating income $3.4 million
•Operating cash flow was $32.8 million
•Free cash flow was $7.9 million
•Total cash and investments of $1.2 billion
•Deferred revenue $762.8 million, up 19% year-over-year
•Remaining performance obligations (RPO) exceeding $1.0 billion, up 25% year-over-year

“We are pleased with our financial performance and execution during the quarter which slightly exceeded our expectations at the beginning of the quarter,” said Kevan Krysler, CFO of Pure Storage. “Key highlights include consecutive quarters of strong sales of our Subscription Services, and record sales during a quarter for our FlashBlade and FlashArray//C solutions.”

Third Quarter Company Highlights

Pure continued setting the pace in the industry by changing expectations for data and storage management. The technology momentum in Q3 across the portfolio includes:

•Subscription Services momentum - Pure’s Subscription Services, including Evergreen and unified Pure as-a-Service offerings, grew 29% year-over-year. Selecting Pure as-a-Service in Q3, leading organizations, including ME Bank in Australia and The University of Texas Health Science Center, recognize the flexibility and choice that these offerings provide. Our unified subscription, Pure-as-a-Service, which includes Cloud Block Store, enables customers to subscribe to storage in their data center and the cloud, paying for only what they consume, making migration to the public cloud possible at any time without worrying about stranded assets.

•Advancing Pure as-a-Service offerings - Today marks another milestone and industry first for the Pure as-a-Service offering with the announcement of the Pure Service Catalog, which includes a number of new service tiers. The new service tiers deliver increased transparency and flexibility for customers, allowing them to choose the right storage service level for each workload. Pure is also making Pure as-a-Service more accessible by offering lower cost service tiers.

•Acquisition of Portworx, market leader in Kubernetes storage - In Q3, Pure acquired Portworx, the leading Kubernetes data services platform that enterprises trust to run mission-critical applications in containers in production. By combining Portworx with Pure’s industry-leading data platforms and Pure Service Orchestrator software, Pure provides a comprehensive suite of data services that can be deployed in-cloud, on bare metal, or on enterprise arrays, all natively orchestrated in Kubernetes.

•FlashArray//C Momentum - FlashArray//C, well into its second generation, continues to grow at an accelerated pace and this month, received the Best of Show Award at the Flash Memory Summit for Most Innovative Flash Memory Technology. The performance and financial efficiencies delivered by FlashArray//C enable customers to reduce the cost of running capacity-oriented workloads so significantly it eliminates the need for hybrid disk arrays.

•Strong FlashBlade momentum and AWS Outposts Designation - FlashBlade’s unified fast file and object capabilities to consolidate and modernize unstructured data across a number of use cases including technical computing, analytics, backup and rapid restore is validated by strong customer momentum this quarter. Customers such as The First National Bankers Bank, Louisiana Office of Technology Services and Sinai Health System demonstrate that FlashBlade continues to be the leading choice to enable rapid recovery and defend against ransomware. Also in Q3, FlashBlade achieved the AWS Outposts Ready designation, delivering a hybrid cloud solution with all-flash performance, cloud scalability, and operational simplicity to accelerate modern applications and break down IT silos.

Guidance

Consistent with the prior quarter, Pure is sharing its internal expectations of Q4 business outlook, but will not provide formal guidance due to the resurgence and continued uncertainty of COVID-19.

Pure’s current internal view of fiscal Q4 outcomes, which should not be viewed as guidance, is that total revenue for Q4 will be $480 million, a decline of two percent year-over-year. With the current view of revenue, Pure believes non-GAAP operating profit will be approximately $26 million in Q4.

Conference Call Information

Pure will host a teleconference to discuss the third quarter fiscal 2021 results at 2:00 p.m. PT on November 24, 2020. A live audio broadcast of the conference call will be available at the Pure Storage Investor Relations website at investor.purestorage.com. Pure will also post its supplemental earnings presentation and prepared conference call remarks to the Investor Relations website in advance of the call for reference. A replay will be available following the call on the Pure Storage Investor Relations website or for two weeks at (855) 859-2056 (or 404-537-3406 for international callers) with passcode 2343447.

Upcoming IR Events

•Pure will be presenting at the Credit Suisse 24th Annual Technology Virtual Conference on November 30 at 10:40 a.m. PT.
•Wells Fargo Technology, Media and Telecom Virtual Summit on December 2 at 9:00 a.m. PT.
•Barclays Global Technology, Media and Telecommunications Virtual Conference on December 9 at 1:00 p.m. PT.

The presentations from these events will be webcast live, and all information will be available on the Investor Relations website at investor.purestorage.com.

About Pure Storage

Pure Storage (NYSE: PSTG) gives technologists their time back. Pure delivers a Modern Data Experience that empowers organizations to run their operations as a true, automated, storage as-a-service model seamlessly across multiple clouds. One of the fastest-growing enterprise IT companies in history, Pure helps customers put data to use while reducing the complexity and expense of managing the infrastructure behind it. And with a certified customer satisfaction score in the top one percent of B2B companies, Pure's ever-expanding list of customers are among the happiest in the world.

Analyst Recognition: Pure Storage has been named a Leader in the 2019 Gartner Magic Quadrant for Primary Storage.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including but not limited to our views relating to future period outcomes, the scope and duration of the COVID-19 pandemic and its impact on our business operations, liquidity and capital resources, employees, customers, supply chain, financial results and the economy, our expectations regarding product and technology differentiation, including our new offerings, strategy and adoption of subscription services, the impact of the Portworx acquisition and technology, and other statements regarding our products, business, operations and results. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions "Risk Factors" and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, which are available on our Investor Relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information is also set forth in our Annual Report on Form 10-K for the year ended February 2, 2020. All information provided in this release and in the attachments is as of November 24, 2020, and Pure undertakes no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, Pure uses the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow and free cash flow as a percentage of revenue.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense, payments to former shareholders of acquired companies, payroll tax expense related to stock-based activities, amortization of debt discount and debt issuance costs, amortization of intangible assets acquired from acquisitions, acquisition-related transaction and integration expenses, restructuring activities, and expenses directly related to the COVID-19 pandemic that may not be indicative of our ongoing core business operating results. Pure believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

The non-GAAP operating profit for Q4 above also excludes the expenses and expenditures consistent with the non-GAAP financial measures described above. Non-GAAP operating profit is not reconciled to GAAP operating profit as the items that impact this measure are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation is not available without unreasonable effort.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash provided by operating activities to free cash flow," included at the end of this release.

Nicole Noutsios - Investor Relations, Pure Storage
ir@purestorage.com

Rena Fallstrom – Public Relations, Pure Storage
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	At the End of
	Third Quarter of Fiscal 2021	Fiscal 2020

Assets
Current assets:
Cash and cash equivalents	$263,702	$362,635
Marketable securities	937,718	936,518
Accounts receivable, net of allowance of $558 and $542	378,193	458,643
Inventory	43,152	38,518
Deferred commissions, current	42,728	37,148
Prepaid expenses and other current assets	77,813	56,930
Total current assets	1,743,306	1,890,392
Property and equipment, net	158,200	122,740
Operating lease right-of-use-assets	137,856	112,854
Deferred commissions, non-current	109,361	102,056
Intangible assets, net	81,075	58,257
Goodwill	360,997	37,584
Restricted cash	11,349	15,287
Other assets, non-current	50,851	25,034
Total assets	$2,652,995	$2,364,204
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$89,369	$77,651
Accrued compensation and benefits	83,163	106,592
Accrued expenses and other liabilities	47,939	47,223
Operating lease liabilities, current	30,902	27,264
Deferred revenue, current	408,086	356,011
Total current liabilities	659,459	614,741
Long-term debt	748,422	477,007
Operating lease liabilities, non-current	124,382	92,977
Deferred revenue, non-current	354,678	341,277
Other liabilities, non-current	30,973	8,084
Total liabilities	1,917,914	1,534,086
Stockholders’ equity:
Common stock and additional paid-in capital	2,238,741	2,107,605
Accumulated other comprehensive income	9,059	5,449
Accumulated deficit	(1,512,719)	(1,282,936)
Total stockholders' equity	735,081	830,118
Total liabilities and stockholders' equity	$2,652,995	$2,364,204

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2021	2020	2021	2020

Revenue:
Product	$274,470	$323,268	$793,718	$862,137
Subscription services	136,149	105,141	387,743	289,299
Total revenue	410,619	428,409	1,181,461	1,151,436
Cost of revenue:
Product (1)	86,661	89,998	240,677	259,460
Subscription services(1)	47,442	37,773	132,717	106,632
Total cost of revenue	134,103	127,771	373,394	366,092
Gross profit	276,516	300,638	808,067	785,344
Operating expenses:
Research and development (1)	122,981	106,663	350,079	318,758
Sales and marketing (1)	172,282	184,819	517,149	537,633
General and administrative (1)	46,467	37,416	132,063	119,542
Restructuring and other (2)	—	—	22,990	—
Total operating expenses	341,730	328,898	1,022,281	975,933
Loss from operations	(65,214)	(28,260)	(214,214)	(190,589)
Other income (expense), net	(4,887)	9	(6,700)	(2,459)
Loss before provision for income taxes	(70,101)	(28,251)	(220,914)	(193,048)
Income tax provision	4,121	1,731	8,869	3,288
Net loss	$(74,222)	$(29,982)	$(229,783)	$(196,336)

Net loss per share attributable to common stockholders, basic and diluted	$(0.28)	$(0.12)	$(0.87)	$(0.78)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	269,144	255,047	265,626	250,618

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$1,027	$912	$3,013	$2,843
Cost of revenue -- subscription services	3,883	3,517	10,961	11,101
Research and development	29,220	27,827	87,770	85,180
Sales and marketing	14,898	16,802	48,018	51,171
General and administrative	10,581	5,171	29,993	24,495
Total stock-based compensation expense	$59,609	$54,229	$179,755	$174,790

(2) Includes expenses related to restructuring and incremental expenses directly related to COVID-19

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Third Quarter of Fiscal		First Three Quarters of Fiscal
	2021	2020	2021	2020

Cash flows from operating activities
Net loss	$(74,222)	$(29,982)	$(229,783)	$(196,336)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	18,214	23,194	49,811	66,785
Amortization of debt discount and debt issuance costs	7,400	6,896	21,525	20,186
Stock-based compensation expense	59,609	54,229	179,755	174,790
Impairment of long-lived assets	—	—	7,505	—
Other	2,139	(810)	4,111	(483)
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	(8,676)	(9,474)	83,220	17,079
Inventory	(6,459)	(4,130)	(4,724)	2,722
Deferred commissions	(7,402)	(4,563)	(12,885)	(8,158)
Prepaid expenses and other assets	(11,217)	2,099	(37,606)	1,464
Operating lease right-of-use assets	7,253	6,524	21,434	19,962
Accounts payable	29,656	(4,417)	8,566	(35,244)
Accrued compensation and other liabilities	(6,520)	(5,307)	(9,737)	(31,011)
Operating lease liabilities	(7,373)	(5,937)	(20,444)	(19,020)
Deferred revenue	30,397	35,935	57,860	106,980
Net cash provided by operating activities	32,799	64,257	118,608	119,716
Cash flows from investing activities
Purchases of property and equipment	(24,867)	(20,977)	(73,643)	(74,206)
Acquisitions, net of cash acquired	(339,806)	(3,713)	(339,806)	(51,594)
Purchase of intangible assets	—	—	—	(9,000)
Purchase of strategic investment	(5,000)	—	(5,000)	—
Purchases of marketable securities	(163,154)	(151,527)	(454,391)	(640,024)
Sales of marketable securities	40,856	56,150	132,207	116,518
Maturities of marketable securities	118,606	74,901	324,780	345,657
Net cash used in investing activities	(373,365)	(45,166)	(415,853)	(312,649)
Cash flows from financing activities
Net proceeds from exercise of stock options	4,019	6,544	25,677	25,804
Proceeds from issuance of common stock under employee stock purchase plan	16,418	11,249	32,439	43,291
Proceeds from borrowings, net of issuance costs	246,942	—	251,892	—
Repayment of debt assumed from acquisition	—	—	—	(11,555)
Tax withholding on vesting of restricted stock	(1,239)	(1,614)	(4,080)	(8,787)
Repurchases of common stock	(21,411)	—	(111,554)	—
Net cash provided by financing activities	244,729	16,179	194,374	48,753
Net increase (decrease) in cash, cash equivalents and restricted cash	(95,837)	35,270	(102,871)	(144,180)
Cash, cash equivalents and restricted cash, beginning of period	370,888	284,363	377,922	463,813
Cash, cash equivalents and restricted cash, end of period	$275,051	$319,633	$275,051	$319,633

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands except percentages, unaudited):

	Third Quarter of Fiscal 2021						Third Quarter of Fiscal 2020
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$1,027	(c)					$912	(c)
			13	(d)					21	(d)
			2,396	(e)					1,933	(e)
Gross profit -- product	$187,809	68.4%	$3,436		$191,245	69.7%	$233,270	72.2%	$2,866		$236,136	73.0%

			$3,883	(c)					$3,517	(c)
			59	(d)					96	(d)
			7	(f)					—
Gross profit -- subscription services	$88,707	65.2%	$3,949		$92,656	68.1%	$67,368	64.1%	$3,613		$70,981	67.5%

			$4,910	(c)					$4,429	(c)
			72	(d)					117	(d)
			2,396	(e)					1,933	(e)
			7	(f)					—
Total gross profit	$276,516	67.3%	$7,385		$283,901	69.1%	$300,638	70.2%	$6,479		$307,117	71.7%

(a) GAAP gross margin is defined as GAAP gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.
(e) To eliminate amortization expense of acquired intangible assets.
(f) To eliminate payments to former shareholders of acquired company.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts and percentages, unaudited):

	Third Quarter of Fiscal 2021						Third Quarter of Fiscal 2020
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$59,609	(c)					$52,335	(c)
			3,533	(d)					1,894	(d)
			1,166	(e)					1,160	(e)
			2,573	(f)					1,933	(f)
			1,762	(g)					—
Operating Income (loss)	$(65,214)	-15.9%	$68,643		$3,429	0.8%	$(28,260)	-6.6%	$57,322		$29,062	6.8%

			$59,609	(c)					$52,335	(c)
			3,533	(d)					1,894	(d)
			1,166	(e)					1,160	(e)
			2,573	(f)					1,933	(f)
			1,762	(g)					—
			7,400	(h)					6,896	(h)
Net income (loss)	$(74,222)		$76,043		$1,821		$(29,982)		$64,218		$34,236

Net income (loss) per share -- basic and diluted	$(0.28)				$0.01		$(0.12)				$0.13
Weighted-average shares used in per share calculation -- basic and diluted	269,144		15,677	(i)	284,821		255,047		17,161	(i)	272,208

(a) GAAP operating margin is defined as GAAP operating loss divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP operating loss divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payments to former shareholders of acquired companies.
(e) To eliminate payroll tax expense related to stock-based activities.
(f) To eliminate amortization expense of acquired intangible assets.
(g) To eliminate acquisition-related transaction and integration expenses.
(h) To eliminate amortization expense of debt discount and debt issuance costs related to our long-term debt.
(i) To include effect of dilutive securities (employee stock options, restricted stock, and shares from employee stock purchase plan).

Reconciliation from net cash provided by operating activities to free cash flow (in thousands except percentages, unaudited):

	Third Quarter of Fiscal		Change
	2021	2020	$
Net cash provided by operating activities	$32,799	$64,257	$(31,458)
Less: purchases of property and equipment	(24,867)	(20,977)	(3,890)
Free cash flow (non-GAAP)	$7,932	$43,280	$(35,348)

Free cash flow as % of revenue	1.9%	10.1%